EXHIBIT J


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated January 30, 2004 in this Registration Statement (Form N-1A No. 33-21722 and 811-5550) of The Alger American Fund.

                                                 /s/ Ernst & Young LLP

                                                 ERNST & YOUNG LLP

New York, New York
April 21, 2004